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                                                                    EXHIBIT 10.4

                                 INDEMNIFICATION AGREEMENT


          THIS AGREEMENT is made this 23rd day of April 1997, by and between NEW PAMECO GEORGIA CORPORATION, a Georgia corporation (the "CORPORATION"), and _________________ (the "INDEMNIFIED PARTY").

                                 W I T N E S S E T H:
                                 - - - - - - - - - -

          WHEREAS, the Indemnified Party currently serves as a director or officer, or both, of the Corporation, and in such capacity is performing a valuable service; and

          WHEREAS, the Indemnified Party also currently serves as a director or officer of the Corporation's sole shareholder, Pameco Holdings, Inc. ("PHI"); and

          WHEREAS, it has been proposed that PHI merge with and into the Corporation; and

          WHEREAS, pursuant to the Corporation's Articles of Incorporation, as amended to date (the "ARTICLES"), the Corporation may indemnify its directors and officers to the fullest extent authorized by applicable law; and

          WHEREAS, Section 14-2-850 et. seq. of the Georgia Business Corporation Code, as amended to date (the "STATE STATUTE"), provides the statutory basis for the indemnification of directors and officers of a Georgia corporation; and

          WHEREAS, Article V of the Corporation's Bylaws (the "BYLAWS") specifically authorizes the Corporation to enter into agreements with the Corporation's directors and officers providing for the indemnification of such directors and officers to the fullest extent permitted by law; and

          WHEREAS, in accordance with Section 14-2-858 of the State Statute and
Article V of the Bylaws, the Corporation may purchase a policy, or policies, of directors and officers liability insurance ("D&O INSURANCE") covering certain liabilities which may be incurred by its directors, officers and other persons in the performance of their services for the Corporation; and

          WHEREAS, in order to induce the Indemnified Party to continue to serve, the Corporation has determined and agreed to enter into this Agreement with the Indemnified Party;

          NOW, THEREFORE, in consideration of Indemnified Party's continued service on behalf of the Corporation after the date hereof, the parties hereto agree as follows:

    1.  INDEMNITY.  The Corporation hereby agrees to hold harmless and indemnify
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the Indemnified Party to the fullest extent authorized or permitted by the provisions of the State Statute (other than Sections 14-2-856 and 14-2-857(a)(2)) with respect to the indemnification of directors and officers, or by any amendment thereof or other statutory provision authorizing or permitting such indemnification which is adopted after the date hereof.
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    2.  MAINTENANCE OF INSURANCE AND SELF INSURANCE.    (a)  Subject only to the
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provisions of SECTION 2(b), the Corporation hereby agrees that, for so long as the Indemnified Party shall continue to serve on behalf of the Corporation (or shall continue at the request of the Corporation to serve as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise) and thereafter so long as the Indemnified Party shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal, by reason of the fact that the Indemnified Party served on behalf of the Corporation (or served in any of said other capacities), the Corporation will purchase and maintain in effect for the benefit of the Indemnified Party one or more valid, binding and enforceable policies of D&O Insurance.

        (b) The Corporation shall not be required to maintain said policy or policies of D&O Insurance in effect if such insurance is not reasonably available or if, in the reasonable business judgment of the Board of Directors, either (i) the premium cost for such insurance is substantially disproportionate to the amount of coverage or (ii) the coverage provided by such insurance is so limited by exclusions that there is insufficient benefit to the Indemnified Party from such insurance

    3.  ADDITIONAL INDEMNITY.  Subject only to the exclusions set forth in
        --------------------
SECTION 4 hereof, the Corporation hereby further agrees to hold harmless and indemnify Indemnified Party against any and all expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnified Party in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the Corporation) to which Indemnified Party is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Indemnified Party (a) is, was or at any time becomes a director, officer, employee or agent of the Corporation, (b) is or was serving or at any time serves at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, or (c) served as a director, officer, employee or agent of PHI, or PHI's other subsidiary, Pameco Corporation, a Delaware corporation.

    4.  LIMITATIONS ON ADDITIONAL INDEMNITY.  No indemnity pursuant to SECTIONS
        -----------------------------------
1 or 3 hereof shall be paid by the Corporation:

        (a) In respect of expenses, judgments, fines and settlement amounts to the extent attributable to remuneration paid or other financial benefit provided to Indemnified Party by the Corporation if it shall be determined by a final judgment or other final adjudication that such remuneration or financial benefit was paid or provided in violation of Indemnified Party's duties and obligations to the Corporation;

        (b) On account of any suit in which judgment is rendered against Indemnified Party for an accounting of profits, made from the purchase or sale by Indemnified Party of
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securities of the Corporation, pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state or local statutory law, or on account of any payment by Indemnified Party to the Corporation in respect of any claim for such accounting;

        (c) On account of Indemnified Party's conduct if it shall be determined by a final judgment or other final adjudication to have been knowingly fraudulent, deliberately dishonest, or grossly negligent, or to have constituted valid willful misconduct; or

        (d) If a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful.

    5.  CONTRIBUTION.   (a)   If the indemnification provided in SECTIONS 1 or 3
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is unavailable and may not be paid to the Indemnified Party for any reason
(other than pursuant to SECTIONS 4(a), (b), and (c)), then in respect of any threatened, pending or completed action, suit or proceeding in which the Corporation is jointly liable with the Indemnified Party (or would be if joined in such action, suit or proceeding), the Corporation shall contribute to the amount of expenses, judgments, fines, penalties and settlements paid or payable by the Indemnified Party in such proportion as is appropriate to reflect (i) the relative benefits received by the Corporation on the one hand and the Indemnified Party on the other from the transaction from which such action, suit or proceeding arose, and (ii) the relative fault of the Corporation on the one hand and of the Indemnified Party on the other in connection with the events which resulted in such expenses, judgments, fines, penalties or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Corporation on the one hand and of the Indemnified Party on the other shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines, penalties or settlement amounts. The Corporation agrees that it would not be just and equitable if contribution pursuant to this SECTION 5 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

        (b) The determination as to the amount of the contribution, if any, shall be made by: (i) a court of competent jurisdiction upon the application of both the Indemnified Party and the Corporation (if an action or suit had been brought in, and final determination had been rendered by, such court); (ii) the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding; or (iii) regular outside counsel of the Corporation, if a quorum is not obtainable for purposes of clause
(ii) above, or, even if obtainable, a quorum of disinterested directors so directs.

    6.  CONTINUATION OF OBLIGATIONS.  All agreements and obligations of the
        ---------------------------
Corporation contained herein shall continue during the period the Indemnified Party is a director, officer, employee or agent of the Corporation (or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise), and shall continue thereafter for so
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long as the Indemnified Party shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the Indemnified Party was serving in any such capacity on behalf of the Corporation.

    7.  ADVANCEMENT OF EXPENSES.  Expenses (including attorneys' fees),
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judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by the Indemnified Party with respect to any action, suit or proceeding referred to in SECTIONS 1 or 3 shall be advanced by the Corporation prior to the time of the disposition of such action, suit or proceeding promptly upon the receipt of a (a) written affirmation from the Indemnified Party of his good faith belief that he is entitled to be indemnified by the Corporation for such expenses, judgments, fines, penalties or amounts paid in settlement under the provisions of the State Statute, the Charter, this Agreement or otherwise, and (b) written undertaking to return promptly any amounts advanced hereunder if it shall ultimately be determined that the Indemnified Party is not entitled to indemnification from the Corporation for such amounts under the provisions of the State Statute, this Agreement or otherwise.

    8.  NOTIFICATION AND DEFENSE OF CLAIM.  Promptly after receipt by the
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Indemnified Party of notice of the commencement of any action, suit or proceeding, the Indemnified Party will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof, but the failure to notify the Corporation will not relieve it from any liability which it may have to the Indemnified Party otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which the Indemnified Party so notifies the Corporation:

        (a)  The Corporation will be entitled to participate at its own expense;

        (b) Except as otherwise provided below, the Corporation may assume the defense thereof, with counsel satisfactory to the Indemnified Party. After notice from the Corporation to the Indemnified Party of its election to assume such defense, the Corporation will not be liable to the Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof, other than reasonable costs of investigation or as otherwise provided below. The Indemnified Party shall have the right to employ its own counsel in such action, suit or proceeding, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnified Party unless (i) the employment of counsel by the Indemnified Party has been authorized by the Corporation, (ii) counsel to the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Corporation and the Indemnified Party in the conduct of the defense of such action and has advised the Indemnified Party in writing that such a conflict of interest exists, or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel for the Indemnified Party shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of
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the Corporation or as to which the Indemnified Party shall have made the conclusion provided for in clause (ii) above; and

        (c) The Corporation shall have no obligation to indemnify the Indemnified Party under this Agreement for any amounts paid in settlement of any action or claim effected without the Corporation's prior written consent. The Corporation shall not settle any action or claim in any manner which would impose any penalty or limitation on the Indemnified Party without the Indemnified Party's prior written consent. Neither the Corporation nor the Indemnified Party will unreasonably withhold their consent to any proposed settlement.

    9.  REPAYMENT OF EXPENSES.  The Indemnified Party agrees to reimburse the
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Corporation for all reasonable expenses, judgments, fines, penalties and amounts paid in settlement paid by the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding against the Indemnified Party or advanced by the Corporation to the Indemnified Party in such event, but only to the extent that it shall be ultimately determined that the Indemnified Party is not entitled to be indemnified by the Corporation for such expenses, judgments, fines, penalties or amounts paid in settlement under the provisions of the State Statute, the Bylaws, this Agreement or otherwise.

    10. ENFORCEMENT.   (a)    The Corporation expressly confirms and agrees that
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it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce the Indemnified Party to continue to serve on behalf of the Corporation, and acknowledges that the Indemnified Party is relying upon this Agreement in continuing to serve in such capacity.

        (b) If the Indemnified Party is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, then the Corporation shall reimburse the Indemnified Party for all of the Indemnified Party's reasonable fees and expenses in bringing and pursuing such action.

    11. SEVERABILITY.  Each of the provisions of this Agreement is a separate
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and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable in whole or in part for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof.

    12. GOVERNING LAW; SUCCESSORS; AMENDMENT AND TERMINATION.
        ----------------------------------------------------

        (a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia, without regard to its conflicts of laws rules.

        (b) This Agreement shall be binding upon the Indemnified Party, his heirs, personal representative and assigns and the Corporation, and its successors and assigns, and inure to the benefit of and be enforceable by the Indemnified Party, his heirs, personal representatives and assigns and the Corporation, and its successors and assigns.
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        (c)  No amendment, modification, termination or cancellation of this
Agreement shall be effective unless in a writing signed by both parties hereto.

    13. NO DUPLICATION OF PAYMENTS.   The Corporation shall not be liable under
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this Agreement to make any payment to the extent the Indemnified Party has otherwise actually received payment (under any insurance policy, bylaw provision or otherwise) of the amounts otherwise indemnifiable hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.




                         CORPORATION:


                         NEW PAMECO GEORGIA CORPORATION



                         By:_____________________________
                                    Chairman of the Board



                         INDEMNIFIED PARTY:


                         ________________________________